SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 4, 1996


                          CAMCO FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




           DELAWARE                       0-25196                 51-0110823
 ----------------------------      ---------------------      ------------------
 (State or other jurisdiction      (Commission File No.)      (IRS Employer I.D.
       of incorporation)                                             No.)




                814 Wheeling Avenue, Cambridge, Ohio 45725-0708
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (614) 432-5641

Item  2.  Acquisition or Disposition of Assets.

     On March 25, 1996, Camco Financial  Corporation,  a Delaware  corporation
("Camco"),  and First Ashland Financial  Corporation,  a Delaware  corporation
("First Ashland"), entered into an Agreement and Plan of Merger and Reorganization, (the "Agreement"), providing for the merger of First Ashland with and into Camco (the "Merger"). The stockholders of First Ashland and Camco adopted the Agreement at Special Meetings held on September 20 and 23, 1996, respectively. The Merger was approved by the Office of Thrift Supervision on September 27, 1996, and became effective on October 4, 1996, at 11:59 p.m. Prior to the Merger, First Ashland had been the parent holding company of First Federal Bank for Savings, a federal savings bank located in Ashland Kentucky, which became a subsidiary of Camco as a result of the Merger.

     In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding shares of First Ashland common stock were cancelled and extinguished at the effective time of the Merger in consideration and exchange for $8.93736 in cash and 0.67492 shares of Camco common stock (the "Per Share Merger Consideration") and an appropriate fraction of $18.25 in cash for any fractional shares created. At the effective time of the Merger, there were 1,463,039 shares of First Ashland issued and outstanding. Therefore, the aggregate Per Share Merger Consideration to be paid by Camco is approximately $13,075,706.23 in cash and 987,434 shares of Camco common stock.

     At the effective time of the Merger, the outstanding options for 138,050 shares of First Ashland common stock at an exercise price of $14.25 per share, became options for 160,772 shares of Camco common stock at an exercise price of $12.24 per share.


Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of the acquired business reported in Item 2 will be filed by amendment to this Form 8-K within 60 days of October 19, 1996.

     (b) Pro forma financial information for the transaction reported in item 2 will be filed by amendment to this Form 8-K within 60 days of October 19, 1996.

     (c) Exhibits - News release of Camco dated October 7, 1996.



--------------------------------------------------------------------------------
                                 INDEX TO EXHIBITS


Exhibit Number          Description
-----------------       ------------------

      99 News Release of Camco Financial Corporation dated March 26, 1996

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CAMCO FINANCIAL CORPORATION



                                    By:   Larry A. Caldwell
                                          ___________________________________
                                          Larry A. Caldwell, President


Date:  October 11, 1996